                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 19, 2000


                             NOVELLUS SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        CALIFORNIA                   000-17157                   77-0024666
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                   4000 North First Street, San Jose, CA 95134
          (Address of Principal Executive Offices, Including Zip Code)


                                 (408) 943-9700
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

        On April 19, 2000, Novellus Systems, Inc. (the "Company") priced an offering of 8,385,744 shares (the "Shares") of its Common Stock (plus an over-allotment option of 661,635 shares) at $59.625 per share. Attached as an exhibit to this Current Report on Form 8-K is the Underwriting Agreement dated April 19, 2000 between the Company and Banc of America Securities LLC, relating to the issuance and sale of the Shares.

Item 7.  Exhibits


    1.1        Underwriting Agreement











Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 20, 2000

                                        NOVELLUS SYSTEMS, INC.

                                        By: /s/ ROBERT H. SMITH
                                           ---------------------------------
                                            Robert H. Smith
                                            Executive Vice President,
                                            Finance and Administration, Chief
                                            Financial Officer, Secretary
                                            (Principal Financial Officer)

                                  EXHIBIT INDEX


EXHIBIT             Description
-------             -----------

    1.1             Underwriting Agreement